EXHIBIT 32

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Creative Vistas, Inc., an Arizona corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the year ended September 30, 2003 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

(1) the 10-KSB Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 22, 2003


/s/ Rudy R. Miller
--------------------------
President


Dated: December 22, 2003


/s/ Mary A. Nance
-------------------------
Treasurer